                                                                 EXHIBIT 10.8



                   INTERCREDITOR AND SUBORDINATION AGREEMENT



                                                                  April 22, 1996

THE CIT GROUP/CREDIT FINANCE, INC.
135 West 50th Street
New York, New York 10020

                 Re: Nytest Environmental, Inc., NEI/GTEL Environmental Laboratories, Inc. and NEI of Pennsylvania, Inc.

Gentlemen:

         Reference is made to certain financing arrangements being entered into contemporaneously herewith between THE CIT GROUP/CREDIT FINANCE, INC. ("CIT") and NYTEST ENVIRONMENTAL, INC. ("Nytest"), NEI/GTEL ENVIRONMENTAL LABORATORIES, INC. ("NEI/GTEL") and NEI OF PENNSYLVANIA, INC. ("NEI/PENN"; and collectively with Nytest and NEI/GTEL, the "Borrowers") pursuant to the terms and conditions of certain financing agreements, including, but not limited to, the Loan and Security Agreement ("Loan Agreement") and various documents, notes, instruments, guaranties and agreements executed and delivered in connection therewith (all of the foregoing, as the same may now exist or may hereafter be amended, modified, supplemented, renewed or extended, executed and delivered by Borrowers or related third parties in favor of CIT, are hereinafter collectively referred to as the "CIT Agreements"). Capitalized terms not defined herein shall have the meanings ascribed to them in the CIT Agreements.

         Reference is further made to that certain (i) Promissory Note dated July 1, 1995 made by Nytest in favor of State Bank of Long Island ("Junior Creditor") and (ii) Promissory Note dated February 8, 1996 made by Nytest in favor of Junior Creditor (all of the foregoing, together with all financing statements, agreements, documents and instruments executed and/or delivered in connection therewith, as the same may now exist or may hereafter be amended, modified, supplemented, extended, renewed or replaced, are collectively referred to herein as the "Junior Creditor Agreements").

         This letter sets forth the agreement between CIT and Junior Creditor concerning the subordination of payment of all obligations of the Borrowers to Junior Creditor to the prior payment of all obligations of the Borrowers to CIT, the relative priority of the security or other interests now or in the future held by CIT with respect to the property of the Borrowers and any existing or future security or other interests which Junior

Creditor may now or in the future hold or acquire with respect to the property of the Borrowers and related matters.

         1.      SUBORDINATION.

                 (a) Except as expressly permitted below, Junior Creditor hereby subordinates its rights to payment and satisfaction of any and all Obligations (as defined below) of any of the Borrowers to Junior Creditor (the "Junior Debt") to the prior indefeasible payment and satisfaction in full of all Obligations of any of the Borrowers to CIT (the "Senior Debt"). For purposes hereof, the term "Obligations" shall mean obligations, liabilities and indebtedness of every kind, nature and description, direct or indirect, absolute or contingent, matured or unmatured, now existing or hereafter incurred or created, both before and after the commencement of any case under Title 11 of the United States Code, as amended (the "Bankruptcy Code"), and including charges, commissions, interest, fees and expenses. The Borrowers and Junior Creditor acknowledge that the Junior Debt after payments to be made to the Junior Creditor on the Closing Date (as defined in the CIT Agreements) shall be in the principal amount of $350,000, represented by a promissory note of Borrowers to Junior Creditor, a copy of which is annexed hereto as Exhibit "1(a)" (the "Junior Debt Note").


         (b) Each of the Borrowers and Junior Creditor agree in favor of CIT that until all Senior Debt is indefeasibly paid and satisfied in full:

                          (i)     Except as permitted in Section 1(c) below,
the Borrowers shall not, directly or indirectly, make, and Junior Creditor shall not, directly or indirectly, accept or receive, demand or sue for any payment of principal or interest or any prepayment or non-mandatory payment or any payment pursuant to acceleration or claims of breach or to acquire Junior Debt or otherwise in respect of any Junior Debt;

                          (ii)    Junior Creditor shall not seek to collect
against any of the Borrowers any Junior Debt or otherwise enforce any of its rights against any of the Borrowers upon a default by any of the Borrowers under the Junior Creditor Agreements;

                          (iii)   The Borrowers shall not grant to Junior
Creditor and Junior Creditor shall not acquire or demand any additional collateral or guarantees for any Junior Debt;

                          (iv)    The Borrowers and Junior Creditor shall not
amend, modify, alter or change the terms of any of the Junior Creditor Agreements or any other arrangements related to the Junior Debt without the prior written consent of CIT;

                          (v)     The Borrowers shall not directly or
indirectly, make, and Junior Creditor shall not, directly or indirectly, demand, accept or receive from any of the Borrowers, any loan, gift or distribution of assets to Junior Creditor;





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                          (vi)    No Junior Debt will be waived, forgiven,
canceled or converted into capital interests in any of the Borrowers without the prior written consent of CIT;

                          (vii)   Junior Creditor shall furnish to CIT copies
of all notices or demands sent to any of the Borrowers under the Junior Creditor Agreements simultaneously with the sending or delivery of same to any of the Borrowers; and

                          (viii)  Junior Creditor and the Borrowers shall, at
any time or times upon request by CIT, promptly furnish to CIT a true, correct and complete statement of the outstanding Junior Debt.

                 (c) Notwithstanding anything to the contrary contained in the Junior Creditor Agreements and herein, Nytest may make and Junior Creditor may receive from Nytest the following:

                          (i)     scheduled payments of interest on the Junior
Debt only if prior, and after giving effect to such payment, no default or Event of Default has occurred and is continuing or would occur as a result of such payment, whether or not the Senior Debt has been accelerated, and

                          (ii)    beginning August 1, 1996, payments not in
excess of thirty thousand ($30,000) dollars per month in respect of the principal of the Junior Debt, only if prior, and after giving effect, to each such payment, no default or Event of Default has occurred and is continuing or would occur as a result of such payment, whether or not the Senior Debt has been accelerated; provided, however, that if the Borrowers achieve cumulative positive Cash Flow for the three (3) months ending June 1996, and no default or Event of Default has occurred or is continuing or would result as a result of the payment, Nytest shall be entitled to repay in full the outstanding principal balance of, and accrued interest on, the Junior Debt. For purposes hereof, Cash Flow shall mean the Borrower's consolidated net income (loss) plus depreciation and amortization less principal payments in respect of outstanding indebtedness and capital expenditures not in excess of one hundred fifty thousand ($150,000) dollars during each quarter, as reflected on the Borrower's statements prepared and delivered in accordance with the CIT Agreements. Immediately upon payment in full of such Junior Debt, Junior Creditor shall execute and deliver Form UCC-3 termination statements for each financing statement which it has filed against any of the Borrowers.

                 (d)      (i)     A legend shall be written by Junior Creditor
on any instrument at any time evidencing the Junior Debt to the effect that it is subordinate in right of payment to the Senior Debt and subject to the terms and conditions of this Agreement (and evidence thereof shall be furnished to CIT), and there shall be endorsed and delivered to CIT upon its request after a default or event of default under the CIT Agreements, all original notes, guarantees or other instruments at any time evidencing Junior Debt. All hereafter arising Junior Debt shall be and is subject to the same terms and conditions of this Agreement as the existing Junior Debt and is included in the term "Junior Debt" as defined herein.





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                          (ii)    In the event any legend or endorsement is
omitted, CIT is hereby irrevocably authorized on behalf of Junior Creditor to make the same. However, no specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Junior Debt to the subordination thereof contained in this Agreement.

                 (e)      Each Borrower and Junior Creditor warrant to CIT that
(i) Junior Creditor is and will be the exclusive legal and beneficial owner of all Junior Debt and related collateral and guarantees, and (ii) none of the Junior Debt or collateral or guarantees is or will be subject to any lien, security interest, financing statement, subordination, assignment or other claim, except in favor of CIT or as otherwise consented to in writing by CIT or as expressly permitted hereunder.

                 (f) In the event of any insolvency or bankruptcy case or any receivership, liquidation, reorganization or similar proceedings in connection therewith relative to any Borrower or its property or in the event of any cases for voluntary liquidation, dissolution or other winding up of any Borrower or in the event of any assignment for the benefit of creditors ("Insolvency Case"), CIT shall first be entitled to receive indefeasible payment in full of all Senior Debt before Junior Creditor shall be entitled to receive and retain any payment on account of the Junior Debt, and, as between CIT and Junior Creditor, CIT shall be entitled to receive for application in payment of the Senior Debt any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such Insolvency Case in respect of the Junior Debt. In any Insolvency Case, CIT is irrevocably authorized by Junior Creditor to take any action which Junior Creditor might otherwise be entitled to take.

                 (g) Should any payment of or distribution on account of any Junior Debt be received or collected by Junior Creditor, except in accordance with Section 1(c) hereof, such payment shall be held in trust by Junior Creditor for the benefit of CIT and shall be immediately delivered forthwith to CIT for application to Senior Debt, in the form received with any necessary endorsement or assignment.

                 (h) Junior Creditor shall not be subrogated to, or be entitled to any assignment of any Senior Debt or Junior Debt, or of any collateral for or guarantees or evidence of any Senior Debt or Junior Debt, until all Senior Debt is indefeasibly paid in full to CIT.

                 (i) Each Borrower and Junior Creditor waive notice of acceptance hereof by CIT, and waive notice of and consent to the creation of any Senior Debt, extensions granted or other action taken by CIT in reliance hereon, the acquisition or release of collateral for or guarantors of the payment of Senior Debt, and the releasing of any other subordinating creditor, if applicable. Each Borrower and Junior Creditor waive demand, presentment, protest, notice of protest and of default and any and all other notices (except as expressly provided for herein) to which any of them might otherwise be entitled.





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         2.      SECURITY INTERESTS.  Junior Creditor hereby acknowledges that to secure all of the Senior Debt, CIT has been granted or will be granted, from time to time, a security interest in and a general lien upon all personal property of the Borrowers, whether now owned or hereafter acquired, wherever located, of every kind, nature, and description, tangible or intangible, including, but not limited to, all accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, equipment, fixtures and the proceeds and products thereof as more particularly set forth in the Loan Agreement (all of the foregoing, being hereinafter referred to collectively as the "CIT Collateral"). Junior Creditor waives the application of all provisions, if any, contained in the Junior Creditor Agreements which would or might otherwise prohibit any of the Borrowers from entering into and/or consummating the CIT Agreements and the transactions contemplated thereunder. In addition, Junior Creditor specifically acknowledges and consents to the execution and the performance of the CIT Agreements, consents to any extensions or postponements of the time of payment of the Senior Debt and any other indulgence with respect thereto, to any substitutions, exchange or release of the CIT Collateral which may at any time secure the Senior Debt and to the addition or release of any other party or person primarily or secondarily liable therefor.

         3. PRIORITIES IN COLLATERAL. Notwithstanding any provision contained in the CIT Agreements or the Junior Creditor Agreements to the contrary, and notwithstanding the time, order or method of attachment or perfection of the security interests or liens granted thereby or the time or order of filing or lien notation or recording of financing statements, mortgages, or other evidence of liens or security interests, and notwithstanding anything contained in any such filing, lien notation, recorded instrument or agreement to which Junior Creditor or CIT may now or hereafter be a party, and notwithstanding any provision of the Uniform Commercial Code or other applicable law, Junior Creditor agrees that the security interests and liens upon the CIT Collateral in favor of CIT have and shall have priority over the security interests and liens, if any, upon the CIT Collateral held by Junior Creditor to the full extent of the Senior Debt outstanding at any time and from time to time.

         4.      STANDSTILL.

                 Junior Creditor agrees that it shall not exercise any rights (including, but not limited to, setoff rights) nor assert any claims with respect to the CIT Collateral, nor seek to foreclose on its security interests, nor take any action or institute any proceedings, directly or indirectly, with respect to the CIT Collateral (including, but not limited to, commencing or joining with any other creditor or creditors in commencing any bankruptcy, reorganization or insolvency case against Borrowers) until the receipt by Junior Creditor of notice from CIT that the Borrowers have indefeasibly satisfied in full the Senior Debt.

         5. CONSENT TO ASSET DISPOSITIONS, ETC. Junior Creditor agrees, unless and until all of the Senior Debt has been fully and indefeasibly paid or satisfied, to release or otherwise terminate any security interest and lien it may have in and upon the CIT





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Collateral which may be sold or otherwise disposed of either by CIT,  its agents, or any Borrower with CIT's consent, whether in the ordinary course of business or after the declaration of an Event of Default pursuant to the CIT Agreements, immediately upon CIT's written notice that the CIT Collateral will be sold or otherwise disposed of, and to immediately deliver satisfactions of mortgages, Uniform Commercial Code partial releases or termination statements and such other documents as CIT may reasonably require in connection therewith.

         6. WAIVER. No waiver shall be deemed to be made by Junior Creditor or CIT of any of their respective rights hereunder unless the same shall be in writing signed by either CIT or Junior Creditor, as the case may be, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Junior Creditor or CIT in any other respect at any other time.

         7. APPLICATION OF PROCEEDS; WAIVER OF MARSHALLING. Junior Creditor hereby agrees that any proceeds of the CIT Collateral received by CIT may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, as CIT, in its sole discretion, deems appropriate. Junior Creditor hereby waives the application of the doctrine of marshalling assets or collateral or any other legal or equitable principle or doctrine which could otherwise, in any way, constrain, limit or affect the order or manner of liquidation by CIT of the CIT Collateral or enforcement against any person obligated for the Senior Debt, all of which shall be subject to CIT's sole discretion.

         8.      ASSIGNMENT; ENTIRE AGREEMENT.

                 (a) All of the terms, covenants and conditions contained herein shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns, as the case may be.

                 (b) None of the Junior Debt or interests in any CIT Collateral held by Junior Creditor may be assigned or transferred by Junior Creditor or its successors and assigns unless, prior to such assignment, CIT shall have received from the assignee a written acknowledgement, in form and substance satisfactory to CIT, stating that such assignee has received a copy of this Agreement and agrees to be bound by the terms hereof. The Junior Creditor represents and warrants that, as of the date hereof, it has not assigned or transferred all or any portion of the Junior Debt.

                 (c) This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any term may be modified, altered, waived, discharged, or terminated except by an instrument in writing executed by the party against whom such alteration, waiver, discharge or termination is sought to be enforced.

         9. NO BENEFIT TO THIRD PARTIES. The terms and provisions of this Agreement shall be for the sole benefit of the parties hereto and their respective successors and





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assigns; no other person, firm, entity or corporation shall have any right, benefit, priority or interest under this Agreement.

         10.     FURTHER ASSURANCES.

                 (a) Junior Creditor, and each Borrower, by their respective acceptance hereof, acknowledge and agree that the subordination provisions contained in this Agreement are, and are intended to be, an inducement and a consideration to CIT as holder of the Obligations, whether created or acquired before or after the issuance of the Junior Debt, to acquire such Obligations, and CIT or any present or future other holder of the Obligations shall be deemed conclusively to have relied on such subordination provisions in acquiring such Obligations.

                 (b) Junior Creditor shall execute and deliver such additional documents and take such additional actions as shall be necessary to acknowledge the superiority of CIT's security and other interests and liens over the security or other interests or liens of Junior Creditor with respect to the CIT Collateral and to effectuate the provisions and purposes of this Agreement. If requested by CIT, Junior Creditor shall execute such notice filings to be filed with the Uniform Commercial Code records in each jurisdiction where filings have been made with respect to the CIT Collateral, indicating the existence of this Agreement and confirming the terms hereof.

                 (c) Without limiting the generality of the foregoing, Junior Creditor agrees that each and every financing statement filed by Junior Creditor claiming a security or other interest in any assets of any of the Borrowers shall bear, or shall be amended to bear, a conspicuous legend to the effect that:

                          "SECURED PARTY'S RIGHTS ARE SUBJECT TO THE TERMS OF AN INTERCREDITOR AND SUBORDINATION AGREEMENT BETWEEN SECURED PARTY AND THE CIT GROUP/CREDIT FINANCE, INC., 135 WEST 50TH STREET, NEW YORK, NEW YORK 10020."

         11. GOVERNING LAW/CONSENT TO JURISDICTION. JUNIOR CREDITOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND FURTHER HEREBY WAIVES ANY RIGHT OF OFFSET OR RIGHT TO INTERPOSE ANY COUNTERCLAIM IN ANY SUCH ACTION. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS IN ADVANCE TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT, COUNTY OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN ANY ACTION OR PROCEEDING RELATING TO ANY CLAIM, DISPUTE OR OTHER MATTER PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.





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         12.     UNIFORM COMMERCIAL CODE DEFINITIONS.  All terms used herein which are defined in the Uniform Commercial Code in effect in the State of New York shall have the meanings set forth therein unless otherwise defined herein.

         13.     NOTICES.

                 (a) Junior Creditor shall simultaneously provide CIT with a copy of any written notice to any of the Borrowers of any default declared by Junior Creditor under the Junior Creditor Agreements.

                 (b) All notices, requests or demands required to be made or given hereunder shall be deemed to have been duly given or made: if by hand, immediately upon delivery; if by certified mail, return receipt requested, five
(5) days after mailing; if by overnight delivery service, one day after dispatch; or if by telex, telecopier (fax) or telegram, immediately upon receipt. All notices, requests or demands shall be in writing and shall be sent to the respective parties at the addresses set forth below (or such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):


         To CIT:                           THE CIT GROUP/CREDIT FINANCE, INC.
                                           135 West 50th Street
                                           New York, New York 10020
                                           Attention: Robert Strack

                                                   with a copy to:

                                           Berlack, Israels & Liberman LLP
                                           120 West 45th Street
                                           New York, New York  10036
                                           Attention:  Harvey F. Milman, Esq.

         To Junior Creditor:               STATE BANK OF LONG ISLAND
                                           Commercial Lending Division
                                           699 Hillside Avenue
                                           New Hyde Park, New York  11040
                                           Attention: /X/


         14. INSOLVENCY. This Agreement shall be applicable both before and after the commencement of any Insolvency Case by or against any Borrower under the Bankruptcy Code and all converted and succeeding cases in respect thereof. The relative rights, as provided for in this Agreement, shall continue after the commencement of any such case on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement, subject to any court order approving the financing of or use of cash collateral by such Borrower, as debtor-in-possession.





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         15.     BANKRUPTCY FINANCING.  If any Borrower shall become subject to an Insolvency Case under the Bankruptcy Code and if CIT wishes to permit use of cash collateral or to provide financing to such Borrower secured by the CIT Collateral and other property of such Borrower, as debtor-in-possession, under either Section 363 or 364 of the Bankruptcy Code ("DIP Financing"), then Junior Creditor agrees as follows:

                 (a) adequate notice to Junior Creditor shall have been provided for such DIP Financing or use of cash collateral if Junior Creditor receives notice three (3) business days prior to the entry of the order approving such use of cash collateral or DIP Financing, or if Junior Creditor receives such other or shorter notice as approved by the Bankruptcy Court; and

                 (b) no objection shall be raised by Junior Creditor to any such use of cash collateral or DIP Financing on the grounds of the failure to provide "adequate protection" to any lien on the CIT Collateral securing the Junior Debt to Junior Creditor or any other grounds, provided Junior Creditor retains a lien on and security interest in the post-petition CIT Collateral and any other properties or assets of such Borrower with the same priorities as existed prior to the commencement of the case under the Bankruptcy Code. If CIT shall advise Junior Creditor that CIT opposes post-petition use of cash collateral or any proposed DIP Financing by Junior Creditor or any other person, then Junior Creditor shall, at CIT's request (i) not provide or participate in any such DIP Financing and (ii) join in any application or opposition made by CIT and shall assert no position inconsistent therewith.

         16. TERM. This Agreement is a continuing agreement and shall remain in full force and effect (a) until the payment, satisfaction in full of all Senior Debt, and the termination of all the CIT Agreements, or (b) until CIT notifies Junior Creditor, in writing, of the termination of this Agreement, whichever shall first occur; provided that, termination of this Agreement shall not release any party of its obligations hereunder with respect to matters arising or events occurring prior to termination.

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof and admissible into evidence, and all of which together shall be deemed to be a single instrument.

         18. PARAGRAPH HEADINGS. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.





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         If the foregoing correctly states our understanding and agreement, kindly sign the counterpart of this Agreement in the space provided below.


                                      STATE BANK OF LONG ISLAND


                                      By: /s/ Michael Sabala
                                         ------------------------------------

                                      Title: V.P.
                                            ---------------------------------

AGREED:

THE CIT GROUP/CREDIT FINANCE, INC.


By:   /s/ Arthur McCray
    ---------------------------------

Title:   AVP
       ------------------------------





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                         ACKNOWLEDGEMENT AND AGREEMENT

         The undersigned hereby agrees to the terms set forth in Section 1 of the foregoing Intercreditor and Subordination Agreement between STATE BANK OF LONG ISLAND and THE CIT GROUP/CREDIT FINANCE, INC. (the "Intercreditor Agreement") and agrees that it will, together with its successors and assigns, be bound by such terms.

         The undersigned acknowledges that it does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement.

         The undersigned agrees to execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of the Intercreditor Agreement and further agrees to promptly reimburse the Junior Creditor for its reasonable costs and expenses in connection with entering into the Intercreditor Agreement.

         THE UNDERSIGNED AGREES THAT THE VALIDITY, INTERPRETATION AND EFFECT OF SUCH INTERCREDITOR AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND IT HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO SUCH INTERCREDITOR AGREEMENT.


                                      NYTEST ENVIRONMENTAL, INC.


                                      By:  /s/ John Gaspari
                                         ----------------------------------

                                      Title:  CEO
                                            -------------------------------


                                      NEI/GTEL ENVIRONMENTAL
                                       LABORATORIES, INC.


                                      By:  /s/ John Gaspari
                                         ----------------------------------

                                      Title:    CEO
                                            -------------------------------





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
                                      NEI OF PENNSYLVANIA, INC.


                                      By:   /s/ John Gaspari
                                         -----------------------------------

                                      Title:  CEO
                                            --------------------------------





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